[Pioneer Logo]

Pioneer
Short-Term Income
Trust

-------------------------
ANNUAL REPORT 11/30/98
-------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         15

Notes to Financial Statements                22

Report of Independent Public Accountants     26

Trustees, Officers and Service Providers     27

Retirement Plans from Pioneer                28

The Pioneer Family of Mutual Funds           29

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Short-Term Income Trust, covering the 12 months ended November 30, 1998. On behalf of your investment team, I thank you for your interest.

We recently made some enhancements to the Fund's management team and its investment policies. We are pleased that Kenneth J. Taubes has joined Pioneer's fixed-income team as a Senior Vice President. He has 18 years of investment experience focused on bonds. Ken joins Sherman B. Russ as co-leader of the team of portfolio managers and analysts who work on your Fund. Richard Schlanger continues to be an important contributor to Fund strategy and performance.

In addition, we have increased the Fund's flexibility to help it become more competitive with similar funds. We believe these portfolio changes will help the management team provide you with the potential for higher yields while maintaining the overall high credit quality you expect. To this end, the portfolio can now have an average life of three to five years, with no single security having an average life of more than 10 years. The Fund will also be able to have 10% of its total assets in "high-yield" securities that are below investment grade. Bear in mind that, under normal circumstances, at least 90% of the Fund's assets will continue to be issued or guaranteed by the U.S. government or have one of the four highest grades from the national rating organizations.

I encourage you to read the pages that follow, including the Portfolio Management Discussion where the investment team reviews the Fund's performance. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/98
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie Chart]

U.S. Government Agency Obligations 39%
Corporate Bonds 33%
U.S. Government Obligations 25%
Short-Term Cash Equivalents 2%

[End Pie Chart]

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[Pie Chart]

Treasury/Agent 67%
AAA 6%
AA  4%
A  15%
BBB 8%

[End Pie Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.  U.S. Treasury Notes, 6.25%, 1/31/02                            7.26%
 2.  U.S. Treasury Notes, 6.25%, 4/30/01                            7.18
 3.  U.S. Treasury Notes, 6.50%, 8/31/01                            6.35
 4.  U.S. Treasury Notes, 7.75%, 11/30/99                           4.90
 5.  Sony Corp., 6.125%, 3/4/03                                     1.87
 6.  Citicorp, 7.125%, 6/1/03                                       1.84
 7.  NationsBank Corp., 6.5%, 8/15/03                               1.80
 8.  Aid-Israel, 6.375%, 8/15/01                                    1.79
 9.  Tennessee Valley Authority, 8.375%, 10/1/99                    1.78
10.  Federal Home Loan Mortgage Corp., REMIC Series 2082 PC,        1.74
     5.75%, 2/15/17

Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                           CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/98       11/30/97
                           $3.78          $3.77

Distributions per Share    Income         Short-Term          Long-Term
(11/30/97-11/30/98)        Dividends      Capital Gains       Capital Gains
                           $0.221             -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.

---------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                Net Asset  Public Offering
Period            Value         Price*
Life-of-Fund      5.38%         4.97%
(8/10/92)
5 Years           5.37          4.85
1 Year            6.28          3.54
---------------------------------------------

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain Chart]

                           Merill
            Pioneer        Lynch
           Short-term     1-3 Year
             Income       Treasury
             Trust*        Index
 8/92        9,750        10,000
11/92        9,809        10,018
            10,204        10,372
11/93       10,424        10,622
            10,466        10,585
11/94       10,457        10,697
            11,122        11,375
11/95       11,466        11,810
            11,606        11,975
11/96       12,062        12,493
            12,332        12,765
11/97       12,743        13,234
            13,094        13,656
11/98       13,553        14,207

[End Mountain Chart]

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                           CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/98       11/30/97
                            $3.78          $3.76

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/97-11/30/98)        Dividends      Capital Gains       Capital Gains
                            $0.182             -                    -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.

---------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                 If        If
Period          Held    Redeemed*
Life-of-Fund   4.93%      4.93%
(4/4/94)
1 Year         5.49       3.49
---------------------------------------------

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[Mountain Chart]

                           Merill
            Pioneer        Lynch
           Short-term     1-3 Year
             Income       Treasury
             Trust*        Index
 4/94       10,000        10,000
             9,987        10,014
            10,027        10,166
11/94        9,961        10,120
            10,021        10,426
            10,539        10,762
            10,643        10,929
11/95       10,850        11,173
            10,922        11,307
            10,910        11,329
            11,044        11,495
11/96       11,325        11,819
            11,367        11,902
            11,521        12,077
            11,700        12,305
11/97       11,845        12,521
            11,991        12,740
            12,107        12,920
            12,320        13,212
11/98       12,496        13,441

[End Mountain Chart]

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                           CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/98       4/9/98
                           $3.79          $3.77

Distributions per Share   Income         Short-Term          Long-Term
(4/9/98-11/30/98)         Dividends      Capital Gains       Capital Gains
                           $0.141            -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.


----------------------------------------
Cumulative Total Returns
(As of November 30, 1998)

                 If         If
Period          Held      Redeemed*
Life-of-Fund    4.35%     4.35%
(4/9/98)
----------------------------------------

* Assumes reinvestment of distributions.

                           Merill
            Pioneer        Lynch
           Short-term     1-3 Year
             Income       Treasury
             Trust*        Index
 4/98       10,000        10,000
 5/98       10,050        10,053
 6/98       10,100        10,106
 7/98       10,151        10,153
 8/98       10,255        10,280
 9/98       10,414        10,417
10/98       10,437        10,468
11/98       10,432        10,459

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98
--------------------------------------------------------------------------------

In the following discussion, Richard Schlanger details the investment environment and the strategies that affected your Fund's performance over the past 12 months. An investment professional for more than 18 years, Mr. Schlanger is a member of the team responsible for the management of Pioneer Short-Term Income Trust.

Q: How did Pioneer Short-Term Income Trust perform over the past 12 months?

A: We are pleased with the results for the year. For the 12 months ended
   November 30, the Fund's Class A Shares returned 6.28% at net asset value. This was slightly ahead of the 6.00% average return of the 103 funds in Lipper Analytical Services' Short-Term Investment Grade Debt category. (Returns do not reflect sales charges.) On November 30, the Fund's 30-day SEC yield stood at an attractive 4.44%.

   The Fund's conservative strategy helped performance throughout the year. The portfolio held more U.S. Treasury issues, and fewer corporate bonds and asset-backed securities, than many similar funds. Prices rose for U.S. Treasury securities as the global financial crisis drove many investors to what they consider to be the safest investments available in the world, thanks to the "full faith and credit" backing of the U.S. government. (Remember, ratings apply to the creditworthiness of the issuer, not the Fund.) The increased demand for Treasurys sent yields on long-term bonds, as measured by the benchmark 30-year Treasury bond, to an historical low of 4.72%.

Q: What was the investment environment like during the past year?

A: It was basically a tale of two economies - the domestic economy and the global economy. The economic picture in the United States was strong, with low inflation, low unemployment and moderate growth. In fact, the U.S. economy is in its second longest expansion since the end of World War II, and it hasn't shown any signs of slipping into recession.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On the other hand, the global financial situation was in chaos. Late in 1997, Asian economies were battered by a currency crisis that began in Thailand and swept through the region. In mid-1998, Russia's problems came to a critical juncture, and the government defaulted on its debt. In response to these crises, the Federal Reserve, acting as the world's top banker, added liquidity to world markets in an effort to stave off a worldwide recession. The Fed added liquidity by dropping U.S. short-term interest rates by 25 basis points (0.25%) three times in the fall of 1998, bringing them down to 4.75%. These were the first U.S. interest rate cuts in almost three years.

Q: What strategies did you use to manage the Fund?

A: There was little incentive to own anything other than Treasurys for most of the year. The spread, or the difference in yields, between the broader bond market - corporate bonds, asset-backed securities and collateralized mortgage obligations (CMOs) - and government issues was extremely small. In short, investors were not being paid to take additional risk. But during the past several months of the Fund's fiscal year, spreads widened to more reasonable levels as investors demanded to be compensated - in the form of higher yields - for buying riskier bonds. We recognized this and dramatically increased the Fund's holdings in corporate bonds. We looked for sectors that offered the best relative value. Some issues we found attractive were Associates Corp.(6.5%, 7/15/02), Citicorp.(7.125%, 6/1/03) and Sony Corp. (6.125%, 3/4/03). We also added a number of asset-backed securities. These bonds are backed by a pool of receivables and are AAA-rated, but have been trading at historically high prices relative to Treasury notes.

Q: What is duration and why is it important to bond investors?

A: Duration is a mathematical measure of risk. It measures a fund's interest rate sensitivity - the longer a fund's duration, the more sensitive the fund is to shifts in interest rates. For each year of duration, the Fund's net asset value will change by 1% for each 1% change in interest rates, up or down. So, if a fund has a duration of four years, a 1% change in rates would trigger a 4% change in fund price.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98                         (continued)
--------------------------------------------------------------------------------

   Six months ago, the portfolio's effective duration was a modest 1.6 years. In August, with the global financial crisis at its height, we shortened the portfolio's effective duration to 1.58 years. Since then, with the Fed easing interest rates, we started to lengthen the effective duration to capture rising bond prices. On November 30, it stood at 2.07 years.

Q: What is your outlook for the next six months?

A: We're cautiously optimistic but there are still many hurdles that must be overcome. Among the key concerns that could significantly affect economic growth are impeachment proceedings, the situation in Iraq and technology concerns about the year 2000. Another "wild card" is the stock market, as uncertainty about future corporate earnings comes into play.

   Even so, we expect the domestic economy to remain solid and developments regarding the federal budget surplus to be positive. We also believe the ailing global economy will force the Fed to further ease interest rates over the first two quarters of 1999. This should benefit Treasurys, but hurt CMOs, which would experience the increased prepayment activity from refinancings sparked by falling interest rates. As long as the economy and corporate profits remain favorable, we will continue to selectively add corporate issues.

   The Fund's credit quality remains high at AA so, if the economy does run into trouble, it should not affect the Fund to the extent it might many other funds. If interest rates do drop, we expect that short-term rates would be affected more than long-term rates, and the Fund should benefit. We are confident that our emphasis on high-quality, short-term securities can continue to provide a solid, income-based total return going forward.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                               INVESTMENT IN SECURITIES - 98.2%
                               Corporate Bonds - 32.7%
                               Asset-Backed - 6.2%
$ 337,467      AAA/Aaa         Advanta Mortgage Loan Trust, Series
                               93-4A, 5.55%, 3/25/10                        $  332,233
  500,000      AAA/Aaa         California Infrastructure SCE-1, Series
                               1997-1, 6.28%, 9/25/05                          517,125
  600,000      AAA/Aaa         Carco Auto Loan Master Trust, Series
                               1997-1A, 6.689%, 8/15/04                        606,006
  500,000      A-/Baa1         Continental Airlines, Series 1998-3 Pass
                               Through Trust C-1, 7.08%, 11/1/04               499,700
  500,000      AAA/Aaa         Discover Card Master Trust, Series
                               1998-7A, 5.6%, 5/15/06                          515,095
  500,000      AAA/Aaa         Discover Card Master Trust, Series
                               1997-2, 6.792%, 4/16/10                         519,175
  184,411      AAA/Aaa         Premier Auto Trust, Series 1995-2A6,
                               7.2%, 10/4/99                                   184,787
  437,500      AAA/Aaa         Sears Credit Account Master Trust, Series
                               1994-1A, 7.0%, 1/15/04                          444,246
                                                                            ----------
                                                                            $3,618,367
                                                                            ----------
                               CMO-Non Agency - 0.3%
  167,740      AAA/AAA         Mortgage Capital Funding Inc., 1995-MCI
                               Class A1B, 7.6%, 5/25/27                     $  173,191
                                                                            ----------
                               Financial - 13.1%
  528,000      AA-/Aa3         Associates Corp., 6.5%, 7/15/02              $  546,242
  600,000      A/A1            Banc One Corp., 7.25%, 8/1/02                   635,826
1,000,000      A+/A1           Citicorp, 7.125%, 6/1/03                      1,062,180
  500,000      A/A1            Ford Motor Credit Co., 6.55%, 8/15/00           518,785
  500,000      A/A1            Ford Motor Credit Co., 6.85%, 9/10/02           512,070
  350,000      A/A2            General Motors Acceptance Corp.,
                               6.375%, 12/1/01                                 358,649
  500,000      A/A2            General Motors Acceptance Corp.,
                               7.05%, 4/23/02                                  524,510
  500,000      A/A2            General Motors Acceptance Corp.,
                               6.75%, 3/15/03                                  522,355
1,000,000      A/Aa3           NationsBank Corp., 6.5%, 8/15/03              1,040,880
  400,000      A+/Aa3          Norwest Corp., 6.8%, 5/15/02                    416,156

The accompanying notes are an integral part of these financial statements.    9

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                        Value
                               Financial - (continued)
$ 250,000      BBB/Baa2        Spieker Properties L.P., 6.65%, 12/15/00     $   249,115
  800,000      BBB/Baa2        Spieker Properties L.P., 6.8%, 12/15/01          794,303
  500,000      A-/Baa1         Transamerica Financial Corp., 6.75%,
                               6/1/00                                           506,750
                                                                            -----------
                                                                            $ 7,687,821
                                                                            -----------
                               Industrial - 13.1%
  500,000      BBB-/Baa2       A. H. Belo Corp., 6.875%, 6/1/02             $   511,250
  500,000      A/A2            Akzo Nobel, North America, 6.0%,
                               11/15/03                                         499,860
  930,000      BBB+/Baa1       Comdisco Inc., 6.5%, 6/15/00                     934,762
  350,000      A+/A1           IBM Corp., 5.8%, 5/15/01                         355,352
1,000,000      BBB-/Baa2       KN Energy Inc., 6.45%, 11/30/01                1,006,830
  500,000      AA/Aa2          McDonald's Corp., 7.375%, 7/15/02                506,455
  500,000      AA/Aa1          Northern Illinois Gas Co., 6.75%, 6/1/02         515,780
  500,000      BBB-/Baa3       Shopko Stores, 6.5%, 8/15/03                     506,005
1,050,000      A+/Aa3          Sony Corp., 6.125%, 3/4/03                     1,081,038
  500,000      A-/Baa1         Sprint Capital Corp., 5.7%, 11/15/03             505,230
  750,000      BBB-/Baa3       TCI Communications, Inc., 6.375%, 5/1/03         778,598
  500,000      AA/Aa2          Wal-Mart Stores, 6.75%, 5/15/02                  524,885
                                                                            -----------
                                                                            $ 7,726,045
                                                                            -----------
                               Total Corporate Bonds
                               (Cost $18,998,800)                           $19,205,424
                                                                            -----------
                               U.S. Government Obligations - 26.0%
  450,000                      U.S. Treasury Notes, 7.125%, 9/30/99         $   458,802
2,750,000                      U.S. Treasury Notes, 7.75%, 11/30/99           2,831,675
4,000,000                      U.S. Treasury Notes, 6.25%, 4/30/01            4,148,200
3,500,000                      U.S. Treasury Notes, 6.5%, 8/31/01             3,667,930
4,000,000                      U.S. Treasury Notes, 6.25%, 1/31/02            4,189,520
                                                                            -----------
                               Total U.S. Government Obligations
                               (Cost $15,170,118)                           $15,296,127
                                                                            -----------
                               U.S. Government Agency Obligations - 39.5%
  500,000                      Aid-Israel, 7.75%, 11/15/99                  $   514,065
1,000,000                      Aid-Israel, 6.375%, 8/15/01                    1,035,170
  500,000                      Federal Farm Credit Bank, Medium Term
                               Note, 6.24%, 12/13/02                            513,865
  500,000                      Federal Home Loan Bank, 6.36%, 3/29/01           502,355

10   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                               U.S. Government Agency Obligations - (continued)
$ 800,000                      Federal Home Loan Bank, 6.17%,
                               11/20/02                                  $   821,664
  400,000                      Federal Home Loan Bank, 6.25%, 1/7/03         403,096
  500,000                      Federal Home Loan Mortgage Corp.,
                               6.87%, 4/16/01                                503,555
  500,000                      Federal Home Loan Mortgage Corp.,
                               6.92%, 7/9/01                                 505,745
  500,000                      Federal Home Loan Mortgage Corp.,
                               5.96%, 7/2/03                                 513,375
  332,627                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1191EB, 7.0%, 8/15/02            335,388
   31,069                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1238G, 7.25%, 1/15/06             31,079
  235,505                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1132I, 8.0%, 5/15/06             239,141
  157,270                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1181H, 7.0% 7/15/06              158,589
  617,208                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1145G, 8.0%, 9/15/06             640,168
  118,062                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1564J, 6.5%, 7/15/08             119,010
1,000,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 2082PC, 5.75%, 2/15/17         1,006,890
   52,222                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1281F, 8.0%, 7/15/18              52,194
  500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1848PB, 7.0%, 2/15/20            508,800
  166,253                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 112H, 8.8%, 9/15/20              166,964
  284,015                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1142H, 7.95%, 12/15/20           286,008
  204,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1206H, 7.0%, 3/15/21             206,821
  205,848                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 189C, 8.0%, 6/15/21              208,281
  500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1761-G, 8.0%, 10/15/21           505,285

The accompanying notes are an integral part of these financial statements.   11

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                               U.S. Government Agency Obligations - (continued)
$ 500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1987PM, 6.5%, 10/15/21        $   504,735
  107,374                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1590K, 6.5%, 10/15/23             107,546
  435,100                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 2017C, 6.5%, 11/15/23             437,663
  500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 2072PK, 6.0%, 7/15/24             505,469
  500,000                      Federal National Mortgage Association,
                               6.45%, 4/12/01                                 502,700
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 6/5/01                513,160
  600,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.4%, 12/10/01               600,240
  450,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.78%, 1/15/02               450,963
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.97%, 3/25/02               503,315
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.15%, 4/8/02                504,030
  350,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.45%, 7/25/02               359,632
  300,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.52%, 9/5/02                309,162
  300,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.36%, 10/23/02              307,755
1,000,000                      Federal National Mortgage Association,
                               Medium Term Note, 5.46%, 11/3/03               991,460
  161,315                      Federal National Mortgage Association,
                               REMIC Series 1992-97DB, 8.0%, 9/25/99          161,933
  258,583                      Federal National Mortgage Association,
                               REMIC Series 1992-145J, 7.15%, 7/25/03         263,579
  227,533                      Federal National Mortgage Association,
                               REMIC Series 1992-110G, 7.0%, 9/25/05          227,064
  514,283                      Federal National Mortgage Association,
                               REMIC Series 1993-129KB, 6.5%, 4/25/08         519,478
  196,956                      Federal National Mortgage Association,
                               REMIC Series 1991-119M, 8.5%, 11/25/08         198,262

12    The accompanying notes are an integral part of these financial statements.

 Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                      Value
                                U.S. Government Agency Obligations - (continued)
$1,000,000                      Federal National Mortgage Association,
                                REMIC Series 1993-30PG, 6.65%, 9/25/17       $ 1,003,780
   280,207                      Federal National Mortgage Association,
                                REMIC Series 1988-26C, 7.5%, 7/25/18             283,559
   550,000                      Federal National Mortgage Association,
                                REMIC Series 1993-17PE, 6.75%, 6/25/19           550,479
   817,000                      Federal National Mortgage Association,
                                REMIC Series 1993-23PJ, 6.7%, 7/25/19            822,523
    68,021                      Federal National Mortgage Association,
                                REMIC Series G92-35C, 7.5%, 7/25/20               68,251
   265,334                      Federal National Mortgage Association,
                                REMIC Series 1991-169PJ, 7.0%, 9/25/20           266,019
     4,387                      Federal National Mortgage Association,
                                REMIC Series 1992-77G, 8.0%, 1/25/21               4,375
   959,579                      Federal National Mortgage Association,
                                REMIC Series 1998-50EN, 6.5%, 9/25/28            961,479
   495,783                      Government National Mortgage
                                Association, REMIC Series 1998-24 A,
                                6.5%, 11/20/24                                   500,097
 1,000,000                      Tennessee Valley Authority, 8.375%,
                                10/1/99                                        1,028,110
                                                                             -----------
                                Total U.S. Government Agency Obligations
                                (Cost $23,159,452)                           $23,234,326
                                                                             -----------
                                TOTAL INVESTMENT IN SECURITIES
                                (Cost $57,328,370)                           $57,735,877
                                                                             -----------
                                TEMPORARY CASH INVESTMENT - 1.8%
                                Commercial Paper - 1.8%
 1,044,000                      Household Finance Corp., 5.38%, 12/1/98      $ 1,044,000
                                                                             -----------
                                TOTAL TEMPORARY CASH INVESTMENT
                                (Cost $1,044,000)                            $ 1,044,000
                                                                             -----------
                                TOTAL INVESTMENT IN SECURITIES AND
                                TEMPORARY CASH INVESTMENT - 100%
                                (Cost $58,372,370) (a) (b)                   $58,779,877
                                                                             ===========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

(a) At November 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $58,372,370 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                                   $ 514,199

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                                    (106,692)
                                                                                ---------
     Net unrealized gain                                                        $ 407,507
                                                                                =========

(b) At November 30, 1998, the Fund had a net capital loss carryforward of $3,702,260 which will expire between 2000 and 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1998 were as follows:

                                Purchases          Sales
                                ----------      -----------
Long-Term U.S. Government      $31,906,688      $31,938,111
Other Long-Term Securities      14,158,240        2,840,212

14   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 11/30/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $1,044,000) (cost $58,372,370)                    $58,779,877
  Cash                                                                 999,984
  Receivables -
   Fund shares sold                                                    811,691
   Interest                                                            720,733
  Other                                                                  3,596
                                                                   -----------
    Total assets                                                   $61,315,881
                                                                   -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                 $ 1,154,669
   Fund shares repurchased                                             155,947
   Dividends                                                            41,635
  Due to affiliates                                                    140,668
  Accrued expenses                                                      46,952
                                                                   -----------
    Total liabilities                                              $ 1,539,871
                                                                   -----------
NET ASSETS:
  Paid-in capital                                                  $63,090,509
  Accumulated distributions in excess of net investment income          (5,769)
  Accumulated net realized loss on investments                      (3,716,237)
  Net unrealized gain on investments                                   407,507
                                                                   -----------
    Total net assets                                               $59,776,010
                                                                   -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $49,072,372/12,983,827 shares)                 $      3.78
                                                                   ===========
  Class B (based on $10,264,080/2,716,464 shares)                  $      3.78
                                                                   ===========
  Class Y (based on $439,558/116,061 shares)                       $      3.79
                                                                   ===========
MAXIMUM OFFERING PRICE:
  Class A                                                          $      3.88
                                                                   ===========

The accompanying notes are an integral part of these financial statements.   15

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/98

INVESTMENT INCOME:
  Interest                                                                 $3,415,456
                                                                           ----------
EXPENSES:
  Management fees                                           $257,307
  Transfer agent fees
   Class A                                                    69,228
   Class B                                                    12,110
   Class Y                                                       142
  Distribution fees
   Class A                                                   111,167
   Class B                                                    68,067
  Accounting                                                  28,667
  Custodian fees                                              16,634
  Registration fees                                           71,363
  Professional fees                                           38,792
  Printing                                                    15,561
  Fees and expenses of nonaffiliated trustees                 18,126
  Miscellaneous                                               10,015
                                                            --------
    Total expenses                                                         $  717,179
    Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                                            (225,209)
    Less fees paid indirectly                                                  (1,925)
                                                                           ----------
    Net expenses                                                           $  490,045
                                                                           ----------
     Net investment income                                                 $2,925,411
                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $ (340,080)
  Change in net unrealized loss on investments                                464,044
                                                                           ----------
   Net gain on investments                                                 $  123,964
                                                                           ----------
   Net increase in net assets resulting from operations                    $3,049,375
                                                                           =========



16  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 For the Years Ended 11/30/98 and 11/30/97

                                                            Year Ended         Year Ended
                                                             11/30/98           11/30/97
FROM OPERATIONS:
Net investment income                                      $ 2,925,411        $  3,068,969
Net realized loss on investments                              (340,080)           (315,856)
Change in net unrealized gain or loss on investments           464,044             (88,164)
                                                           -----------        ------------
  Net increase in net assets resulting from operations     $ 3,049,375        $  2,664,949
                                                           -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.22 and $0.23 per share, respectively)        $(2,584,947)       $ (2,774,220)
  Class B ($0.18 and $0.20 per share, respectively)           (327,714)           (257,396)
  Class Y ($0.14 and $0.00 per share, respectively)            (10,981)                  -
                                                           -----------        ------------
    Total distributions to shareholders                    $(2,923,642)       $ (3,031,616)
                                                           -----------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $58,766,110        $ 35,938,522
Reinvestment of distributions                                2,314,221           2,292,014
Cost of shares repurchased                                 (48,675,680)        (50,223,665)
                                                           -----------        ------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                           $12,404,651        $(11,993,129)
                                                           -----------        ------------
  Net increase (decrease) in net assets                    $12,530,384        $(12,359,796)

NET ASSETS:
Beginning of year                                           47,245,626          59,605,422
                                                           -----------        ------------
End of year (including accumulated distributions in
  excess of net investment income of $5,769 and
  $10,351, respectively)                                   $59,776,010        $ 47,245,626
                                                           ===========        ============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                              (continued)
--------------------------------------------------------------------------------

                                   '98 Shares    '98 Amount      '97 Shares    '97 Amount
CLASS A
Shares sold                         9,455,747   $35,650,906       6,898,656   $ 25,945,608
Reinvestment of distributions         550,731     2,078,817         562,149      2,116,959
Less shares repurchased            (8,172,880)  (30,815,032)    (10,708,837)   (40,309,982)
                                   ----------   -----------     -----------   ------------
  Net increase (decrease)           1,833,598   $ 6,914,691      (3,248,032)  $(12,247,415)
                                   ==========   ===========     ===========   ============
CLASS B
Shares sold                         6,017,333   $22,668,229       2,657,915   $  9,992,914
Reinvestment of distributions          59,471       224,347          46,605        175,055
Less shares repurchased            (4,738,301)  (17,841,391)     (2,638,370)    (9,913,683)
                                   ----------   -----------     -----------   ------------
  Net increase                      1,338,503   $ 5,051,185          66,150   $    254,286
                                   ==========   ===========     ===========   ============
CLASS Y *
Shares sold                           118,231   $   446,975
Reinvestment of distributions           2,920        11,057
Less shares repurchased                (5,090)      (19,257)
                                   ----------   -----------
  Net increase                        116,061   $   438,775
                                   ==========   ===========
* Class Y Shares were first publicly offered on April 9, 1998.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 11/30/98    11/30/97     11/30/96     11/30/95    11/30/94(a)
CLASS A
Net asset value, beginning of year                                $  3.77     $  3.79      $  3.84      $  3.75      $  3.95
                                                                  -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
  Net investment income                                           $  0.22     $  0.21      $  0.24      $  0.25      $  0.22
  Net realized and unrealized gain (loss) on investments             0.01          --        (0.05)        0.10        (0.21)
                                                                  -------     -------      -------      -------      -------
    Net increase from investment operations                       $  0.23     $  0.21      $  0.19      $  0.35      $  0.01
Distributions to shareholders:
  Net investment income                                             (0.22)      (0.23)       (0.24)       (0.26)       (0.21)
                                                                  -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                        $  0.01     $ (0.02)     $ (0.05)     $  0.09      $ (0.20)
                                                                  -------     -------      -------      -------      -------
Net asset value, end of year                                      $  3.78     $  3.77      $  3.79      $  3.84      $  3.75
                                                                  =======     =======      =======      =======      =======
Total return*                                                        6.28%       5.64%        5.20%        9.64%        0.32%
Ratio of net expenses to average net assets                          0.85%+      0.87%+       0.87%+       0.86%+       0.85%
Ratio of net investment income to average net assets                 5.78%+      6.10%+       6.25%+       6.43%+       5.89%
Portfolio turnover rate                                                70%         31%          65%         110%         144%
Net assets, end of year (in thousands)                            $49,072     $42,058      $54,637      $53,860      $59,088
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       1.30%       1.44%        1.33%        1.38%        1.20%
  Net investment income                                              5.33%       5.53%        5.79%        5.92%        5.54%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       0.85%       0.85%        0.85%        0.85%           -
  Net investment income                                              5.78%       6.12%        6.27%        6.44%           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   19

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                            Year Ended   Year Ended
CLASS B                                                                      11/30/98     11/30/97
Net asset value, beginning of period                                         $  3.76      $  3.79
                                                                             -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.19      $  0.20
 Net realized and unrealized gain (loss) on investments                         0.01        (0.03)
                                                                             -------      -------
   Net increase (decrease) from investment operations                        $  0.20      $  0.17
Distributions to shareholders:
 Net investment income                                                         (0.18)       (0.20)
 In excess of net investment income                                                -            -
                                                                             -------      -------
Net increase (decrease) in net asset value                                   $  0.02      $ (0.03)
                                                                             -------      -------
Net asset value, end of period                                               $  3.78      $  3.76
                                                                             =======      =======
Total return*                                                                   5.49%        4.60%
Ratio of net expenses to average net assets                                     1.63%+       1.67%+
Ratio of net investment income to average net assets                            5.00%+       5.29%+
Portfolio turnover rate                                                           70%          31%
Net assets, end of period (in thousands)                                     $10,264      $ 5,187
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                  1.99%        2.25%
  Net investment income                                                         4.64%        4.71%
Ratios assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                  1.62%        1.66%
  Net investment income                                                         5.01%        5.30%

                                                                            Year Ended   Year Ended      4/4/94 to
CLASS B                                                                      11/30/96     11/30/95      11/30/94(a)
Net asset value, beginning of period                                         $  3.85      $  3.75      $ 3.89
                                                                             -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.21      $  0.22      $ 0.15
 Net realized and unrealized gain (loss) on investments                        (0.05)        0.11       (0.16)
                                                                             -------      -------      ------
   Net increase (decrease) from investment operations                        $  0.16      $  0.33      $(0.01)
Distributions to shareholders:
 Net investment income                                                         (0.21)       (0.23)      (0.13)
 In excess of net investment income                                            (0.01)           -           -
                                                                             -------      -------      ------
Net increase (decrease) in net asset value                                   $ (0.06)     $  0.10      $(0.14)
                                                                             -------      -------      ------
Net asset value, end of period                                               $  3.79      $  3.85      $ 3.75
                                                                             =======      =======      ======
Total return*                                                                   4.37%        8.93%      (0.24)%
Ratio of net expenses to average net assets                                     1.69%+       1.63%+      1.41%**
Ratio of net investment income to average net assets                            5.40%+       5.61%+      6.05%**
Portfolio turnover rate                                                           65%          110%       144%
Net assets, end of period (in thousands)                                     $ 4,969      $ 2,924      $3,182
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                  2.15%        2.17%       1.82%**
  Net investment income                                                         4.94%        5.08%       5.64%**
Ratios assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                  1.67%        1.60%          -
  Net investment income                                                         5.42%        5.64%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                     4/9/98 to
CLASS Y(a)                                                           11/30/98
Net asset value, beginning of period                                 $3.77
                                                                     -----
Increase from investment operations:
 Net investment income                                               $0.14
 Net realized and unrealized gain on investments                      0.02
                                                                     -----
  Net increase from investment operations                             0.16
Distributions to shareholders:
 Net investment income                                               (0.14)
                                                                     -----
Net increase in net asset value                                      $0.02
                                                                     -----
Net asset value, end of period                                       $3.79
                                                                     =====
Total return*                                                         4.35%
Ratio of net expenses to average net assets                           0.55%**+
Ratio of net investment income to average net assets                  5.99%**+
Portfolio turnover rate                                                 70%
Net assets, end of period (in thousands)                             $ 440
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.74%**
 Net investment income                                                5.80%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.55%**
 Net investment income                                                5.99%**

(a) Class Y shares were first publicly offered on April 9, 1998.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers three classes of shares - Class A, Class B and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuatio

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified $2,813 and $16,684 from accumulated distributions in excess of net investment income and paid-in capital, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $15,236 in underwriting commissions on the sale of fund shares during the year ended November 30, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Trust, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                           (continued)
--------------------------------------------------------------------------------

  Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At November 30, 1998, $107,388 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $14,781 in transfer agent fees payable to PSC at November 30, 1998.

 Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans

The Trust adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $18,499 in distribution fees payable to PFD at November 30, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1998, CDSCs in the amount of $14,902 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended November 30, 1998, the Trust's expenses were reduced by $1,925 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Trust, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended November 30, 1998, there were no borrowings under this agreement.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Short-Term Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust, as of November 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 1999

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                  President
John W. Kendrick                      Richard A. Schlanger, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA The $2,000 maximum annual contribution is not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed

SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
                                      Pioneer Cash Reserves Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street                       0199-5883
Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  [Recycle Symbol] Printed on Recycled Paper